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                     METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
              FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                          SUPPLEMENT DATED MAY 1, 2009
                                       TO
               PROSPECTUSES DATED APRIL 30, 2007 (AS SUPPLEMENTED)

This supplement revises information in the prospectuses dated April 30, 2007 (as supplemented) for the Protected Equity Portfolio variable annuity contracts issued by MetLife Investors USA Insurance Company and First MetLife Investors Insurance Company ("we," "us," or "our"). This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (888) 556-5412 to request a free copy.

1. THE ANNUITY CONTRACT

In "THE ANNUITY CONTRACT" section of the prospectus, add the following immediately above the "Market Timing" heading:

     Because the contract proceeds must be distributed within the time periods required by the federal Internal Revenue Code, the right of a spouse to continue the contract, and all contract provisions relating to spousal continuation (see "Death Benefit--Spousal Continuation"), are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act, or any other applicable federal law. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same sex marriage should note that the rights of a spouse under the spousal continuation provisions of this contract will not be available to such partner or same sex marriage spouse.

2. INVESTMENT OPTIONS

Effective as of May 4, 2009, the Legg Mason Partners Variable Equity Index Portfolio (Class I) of Legg Mason Partners Variable Equity Trust was replaced with MetLife Stock Index Portfolio (Class D) of Metropolitan Series Fund, Inc. All references in the prospectus to the Legg Mason Partners Variable Equity Index Portfolio and Legg Mason Partners Variable Equity Trust should be disregarded as of May 4, 2009.

Metropolitan Series Fund, Inc. is a mutual fund with multiple portfolios. MetLife Advisers, LLC, an affiliate of ours, is the investment adviser to the portfolios. MetLife Advisers, LLC has engaged subadvisers to provide investment advice for the individual investment portfolios.

                                                                    SUPP-PEP0509

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METLIFE STOCK INDEX PORTFOLIO (CLASS D) OF METROPOLITAN SERIES FUND, INC.

a.   Adviser: MetLife Advisers, LLC

     Subadviser: MetLife Investment Advisors Company, LLC

b. Investment Objective: The MetLife Stock Index Portfolio seeks to equal the performance of the Standard & Poor's 500(R) Composite Stock Price Index.

c.   Investment Portfolio Expenses
     (as a percentage of average daily net assets of the investment portfolio)

     The following table is a summary. For more complete information on the investment portfolio's fees and expenses, please refer to the prospectus for the investment portfolio. The information provided in the table is for the year ended December 31, 2008.

     Management Fees:                           0.25%
     12b-1/Service Fees:                        0.10%
     Other Expenses:                            0.04%
     Acquired Fund Fees and Expenses:           0.00%
                                                ----
     Total Annual Portfolio Expenses:           0.39%
     Contractual Expense Subsidy or Deferral:   0.01%
                                                ----
     Net Total Annual Portfolio Expenses:       0.38%

In the "INVESTMENT OPTIONS" section, replace the section titled "Certain Payments We Receive with Regard to the Investment Portfolio" with the following:

     CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE INVESTMENT PORTFOLIO. We do not receive compensation from the adviser or subadviser(s) of any of the investment portfolios of the Metropolitan Series Fund, Inc. (or their affiliates) for administrative or other services relating to the portfolios, excluding 12b-1 fees (see below). However, we and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser, MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the investment portfolio. We will benefit accordingly from assets allocated to the investment portfolio to the extent they result in profits to the adviser. (See above for information on the management fees paid by the investment portfolio and the Statement of Additional Information for the investment portfolio for information on the management fee paid by the adviser to the subadviser.) Additionally, an investment adviser or subadviser of an investment portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or its affiliate) with increased access to persons involved in the distribution of the contracts.

     The Metropolitan Series Fund, Inc. has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The investment portfolio's 12b-1 Plan is described


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     in more detail in the investment portfolio's prospectus. (See "Other
     Information -- Distributor.") Any payments we receive pursuant to the 12b-1 Plan are paid to us or our distributor. Payments under the investment portfolio's 12b-1 Plan decrease the investment portfolio's investment return.

     We select the investment portfolio(s) offered through this contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the investment portfolio's adviser or subadviser is one of our affiliates or whether the investment portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than to those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the investment portfolio(s) periodically and may remove an investment portfolio or limit its availability to new purchase payments and/or transfers of account value if we determine that the investment portfolio no longer meets one or more of the selection criteria, and/or if the investment portfolio has not attracted significant allocations from contract owners. In some cases, we have included investment portfolios based on recommendations made by selling firms. These selling firms may receive payments from the investment portfolios they recommend and may benefit accordingly from the allocation of account value to such investment portfolios.

     WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR INVESTMENT PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE INVESTMENT PORTFOLIOS YOU HAVE CHOSEN. (The Guaranteed Minimum Accumulation Benefit, however, guarantees that your account value will not be less than your purchase payment at the end of 10 years from issue. See "Living Benefit - Guaranteed Minimum Accumulation Benefit.")

3. ANNUITY PAYMENTS (THE INCOME PHASE)

In the "ANNUITY PAYMENTS (THE INCOME PHASE)" section, replace the fourth paragraph below the "Option 5. Payments for a Designated Period" paragraph with the following:

     Due to underwriting, administrative or Internal Revenue Code considerations, there may be limitations on payments to the survivor under Options 3 and 4 and/or the duration of the guarantee period under Options 2, 4, and 5.

Replace the first paragraph under the "Variable Annuity Payments" heading with the following:


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     The Adjusted Contract Value (the account value, less any applicable premium taxes, account fee, and any prorated rider charge) is determined on the annuity calculation date, which is a business day no more than five (5) business days before the annuity date. The first variable annuity payment will be based upon the Adjusted Contract Value, the annuity option elected, the annuitant's age, the annuitant's sex (where permitted by law), and the appropriate variable annuity option table. Your annuity rates will not be less than those guaranteed in your contract at the time of purchase for the assumed investment return and annuity option elected. If, as of the annuity calculation date, the then current variable annuity option rates applicable to this class of contracts provide a first annuity payment greater than that which is guaranteed under the same annuity option under this contract, the greater payment will be made.

Replace the "Fixed Annuity Payments" paragraph with the following:

     The Adjusted Contract Value (defined above under "Variable Annuity Payments") on the day immediately preceding the annuity date will be used to determine a fixed annuity payment. The annuity payment will be based upon the annuity option elected, the annuitant's age, the annuitant's sex (where permitted by law), and the appropriate annuity option table. Your annuity rates will not be less than those guaranteed in your contract at the time of purchase. If, as of the annuity calculation date, the then current annuity option rates applicable to this class of contracts provide an annuity payment greater than that which is guaranteed under the same annuity option under this contract, the greater payment will be made. You may not make a transfer from the fixed annuity option to the variable annuity option.

4. DEATH BENEFIT

In the "DEATH BENEFIT" section, replace the "Upon Your Death" section with the following:

     UPON YOUR DEATH

     If you die during the accumulation phase, we will pay a death benefit to your beneficiary (or beneficiaries). This death benefit is described below. The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.

     Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in good order. If the death benefit payable is an amount that exceeds the account value on the day it is determined, we will apply to the contract an amount equal to the difference between the death benefit payable and the account value, in accordance with the current allocation of the account value. This death benefit amount remains in the investment portfolio(s) until each of the other beneficiaries submits the necessary documentation in good order to claim his/her death benefit. (See "General Death Benefit Provisions" below.) Any death benefit amounts held in the investment portfolios on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.


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     If you have a joint owner, the death benefit will be paid when the first owner dies. Upon the death of either owner, the surviving joint owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary, unless instructed otherwise.

     If a non-natural person owns the contract, the annuitant will be deemed to be the owner in determining the death benefit. If there are joint owners, the age of the oldest owner will be used to determine the death benefit amount.

5. FEDERAL INCOME TAX STATUS

In the "FEDERAL INCOME TAX STATUS" section, add the following after the third paragraph under the "Other Tax Issues" heading:

     Under recently enacted legislation, you (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution for 2009. The waiver does not apply to any 2008 payments even if received in 2009, so for those payments, you are still required to receive your first required minimum distribution payment by April 1, 2009. In contrast, if your first required minimum distribution would have been due by April 1, 2010, you are not required to take such distribution; however, your 2010 required minimum distribution is due by December 31, 2010. For after-death required minimum distributions, the five year rule is applied without regard to calendar year 2009. For instance, if you died in 2007, the five year period ends in 2013 instead of 2012. This required minimum distribution waiver does not apply if you are receiving annuitized payments under your contract. The required minimum distribution rules are complex, so consult with your tax advisor before waiving your 2009 required minimum distribution payment.

6. OTHER INFORMATION

In the "OTHER INFORMATION" section, add the following after the second paragraph under the "Requests and Elections" heading:

     A request or transaction generally is considered in GOOD ORDER if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions, you should contact us or your registered representative before submitting the form or request.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

5 Park Plaza, Suite 1900                                 Telephone: 888-556-5412
Irvine, CA 92614


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